EdwardJones

Edward Jones Money Market Fund

(formerly, Edward D. Jones & Co. Daily Passport Cash Trust)

SEMI-ANNUAL REPORT

August 31, 2001

Serving Individual Investors Since 1871

Not FDIC Insured * May Lose Value * No Bank Guarantee

President's Message

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders for the Edward Jones Money Market Fund, formerly called Edward D. Jones & Co. Daily Passport Cash Trust. This report covers the six-month period from March 1, 2001 through August 31, 2001. For over 21 years, the fund has provided Jones' clients with a stable share price plus competitive rates and daily liquidity. This money market fund invests exclusively in short-term issues of the U.S. Treasury, government agency securities and repurchase securities, which are fully collateralized by U.S. government securities.1

During the fund's six-month reporting period, the fund's net assets grew to $11.4 billion. The fund's Investment Shares paid income of $0.019 per share and produced a total return of 1.87%. As of August 31, 2001, the fund's 7-day net yield was 2.96%, and 30-day net yield was 3.06% for Investment Shares. The fund's Retirement Shares, introduced in April 2001, paid income of $0.008 per share and produced a total return of 0.79% during the May 21, 2001 to August 31, 2001 reporting period.2 As of August 31, 2001, the 7-day net yield was 2.49%, and the 30-day net yield was 2.59% for Retirement Shares.

As the U.S. economy slowed, the Federal Reserve Board (the "Fed") reduced interest rates eight times year-to-date, including a 50 basis point rate reduction immediately after the World Trade Center disaster. Six of these rate cuts occurred during the fund's reporting period. These interest rates reductions are designed to help businesses and to encourage investors to restart the economy. Eventually, based upon historical evidence, these low rates of interest do indeed help, but the Fed's actions just take time to work through the economy. These interest rate cuts were reflected in lower dividends paid to the fund's shareholders and to all money market fund investors.

1 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

2 Performance quoted represents past performance and is no guarantee of future results. Yield will vary. Yields quoted for money market funds most closely reflect the fund's current earnings. Current performance information is available by calling 1-800-341-7400.

This report opens with an interview with portfolio managers Susan R. Hill and Joseph M. Natoli, both of Passport Research, Ltd., and continues with a complete list of the fund's holdings and financial statements. I urge you to take time to read the investment review that follows.

Thank you for keeping your cash both invested and readily accessible to you through Edward Jones Money Market Fund. As always, we welcome your questions and comments.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
October 15, 2001

Investment Review

What is your analysis of economic activity during the fund's reporting period from March 1, 2001 through August 31, 2001?

Generally, economic activity in the reporting period was weak. The Fed continued to respond aggressively to the economic weakness by reducing the Federal Funds Target Rate. As a result yields on short-term Treasury and agency securities declined during the reporting period.

Although economic growth in recent quarters did not meet the classic definition of recession, two successive quarters of negative growth, the deceleration in Gross Domestic Product (GDP) was pronounced. Following 4.1% growth in 2000, GDP in the first quarter of this year grew by 1.3% versus the previous quarter. The revised estimate of second quarter GDP was a mere 0.2%.

The industrial sector of the economy appears to be weakest. The National Association of Purchasing Manager's Index (NAPM), an important indicator of factory sector trends, contracted in the first half of this year to levels not seen since 1991. Industrial production has declined for 11 consecutive months, and capacity utilization in August 2001 was at its lowest level in 18 years. The employment situation, in turn, deteriorated in the first half of this year. Non-farm payrolls dropped 44,000 jobs in the six months ended August 31, 2001 and the unemployment rate jumped to 4.9% in August from 4.5% in July. The consumer, while holding up better than the capital spending side of economic activity, has not been immune to the downturn. Consumer confidence measures have fallen to levels not seen since 1993, yet retail sales and the housing market have remained fairly strong.

In light of the economic environment, how has the Fed reacted?

In the face of this slowdown, the Fed reacted aggressively. Through August 31, 2001 the Fed reduced rates by 300 basis points this year, from 6.50% to 3.50%. This was the most aggressive period of rate-cutting ever by the Alan Greenspan led Fed and included five separate rate cuts of 50 basis points. At the Federal Open Market Committee (FOMC) meetings in June and August 2001, however, the Fed opted to reduce interest rates by a more gradual 25 basis points. This may have signaled that the Fed was slowing the easing cycle and was prepared to let the effects of monetary policy stimulus flow through the economy. Importantly, fiscal stimulus was in the pipeline as well. Tax refund checks, part of a broad tax cut passed by the U.S. Congress, should reach most consumers in the third quarter of this year and could provide some economic stimulus.

How have the Fed's actions affected short-term interest rates?

Movements in short-term rates reflected the aggressive interest rate reductions put in place by the Fed. The yield on the one-year agency discount note traded at 4.76% at the start of this reporting period. With the economy slowing and the Fed reducing rates, the yield on this security generally declined throughout the reporting period, and ended the reporting period yielding 3.37%. The reduction in yield was even more dramatic since the beginning of the year. On January 1, 2001, the yield on the one-year agency discount note was 5.69%. The 3.37% yield on August 31, 2001 was 232 basis points below the January 1, 2001 level (100 basis points is the equivalent of 1% in yield).

Given the economic and interest rate environment, how did you manage the fund during the reporting period?

The fund was managed within a 35- to 45-day average maturity target range. We moved within that range as relative value opportunities in the market dictated. At the close of the reporting period, the fund's average maturity was 44 days, near the top of this target range. The portfolio remained generally barbelled in structure, combining a significant position in overnight and term repurchase agreements along with floating rate paper with securities maturing in 6 to 13 months. At the end of the reporting period, 57% of the fund was invested in overnight and term repurchase agreements, and 21% was invested in floating rate securities tied to various money market indices. The remainder of the fund was invested in discount note and debentures issued by the Federal Home Bank System, the Student Loan Marketing Association, the Federal National Mortgage Association, the Tennessee Valley Authority, Federal Farm Credit System and the Federal Home Loan Mortgage Corporation.

What do you see ahead for economic growth and short-term interest rates through the end of 2001?

We believe that economic growth is likely to remain weak through the end of 2001. While some indicators we monitor closely suggest that a bottom in economic activity may be forming, no significant recovery is visible at this point, despite significant fiscal and monetary stimulus. Thus, the current Federal Funds Target Rate of 3.50% may be reduced even further by year-end. In turn, market rates will decline until more concrete evidence of an economic turnaround is apparent. We will continue to monitor economic releases and market developments in order to derive an appropriate average maturity target range for the fund. We will attempt to maximize performance through ongoing relative value analysis.

Portfolio of Investments

August 31, 2001 (unaudited)

Principal Amount			Value
		GOVERNMENT AGENCIES--43.1%
$31,000,000	[1]	Federal Farm Credit System Floating Rate Note, 3.600%, 9/4/2001	$30,994,766
72,000,000		Federal Farm Credit System Note, 6.625%, 2/1/2002	72,828,252
183,000,000	[2]	Federal Home Loan Bank System Discount Notes, 4.170% - 4.450%, 9/21/2001 - 3/28/2002	181,643,528
636,000,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 3.420% - 3.730%, 9/10/2001 - 9/21/2001	635,915,640
324,000,000		Federal Home Loan Bank System Notes, 3.600% - 6.750%, 12/19/2001 H 9/5/2002	324,843,652
386,000,000	[2]	Federal Home Loan Mortgage Corp. Discount Notes, 3.590% - 6.110%, 10/11/2001 - 7/18/2002	380,015,528
106,000,000	[1]	Federal Home Loan Mortgage Corp. Floating Rate Note, 3.380%, 9/21/2001	105,996,072
275,702,000		Federal Home Loan Mortgage Corp. Notes, 3.720% - 6.625%, 4/2/2002 - 8/27/2002	277,390,951
786,000,000	[2]	Federal National Mortgage Association Discount Notes, 3.395% - 5.500%, 9/20/2001 - 8/9/2002	777,631,807
1,487,000,000	[1]	Federal National Mortgage Association Floating Rate Notes, 3.400% - 3.846%, 9/3/2001 - 11/3/2001	1,486,441,414
365,000,000		Federal National Mortgage Association Notes, 3.950% - 6.750%, 9/27/2001 - 8/15/2002	368,396,371
188,000,000	[1]	Student Loan Marketing Association Floating Rate Notes, 3.856% - 3.876%, 9/5/2001	187,992,814
53,000,000		Student Loan Marketing Association Note, 3.760%, 7/16/2002	52,979,175
36,000,000	[2]	Tennessee Valley Authority Discount Note, 3.450%, 9/21/2001	35,931,000

		TOTAL GOVERNMENT AGENCIES	4,919,000,970

		REPURCHASE AGREEMENTS--57.1[3]
125,000,000		BNP Paribas Securities Corp., 3.650%, dated 8/31/2001, due 9/4/2001	125,000,000
100,000,000		BNP Paribas Securities Corp., 3.700%, dated 8/31/2001, due 9/4/2001	100,000,000
487,000,000		Banc One Capital Markets, Inc., 3.700%, dated 8/31/2001, due 9/4/2001	487,000,000
150,000,000		Banc One Capital Markets, Inc., 3.700%, dated 8/31/2001, due 9/4/2001	150,000,000
377,000,000		Bank of America LLC, 3.700%, dated 8/31/2001, due 9/4/2001	377,000,000
300,000,000		Bank of Nova Scotia, Toronto, 3.690%, dated 8/31/2001, due 9/4/2001	300,000,000
100,000,000		Barclays Capital, Inc., 3.660%, dated 8/31/2001, due 9/4/2001	100,000,000
355,000,000		Countrywide Securities Corp., 3.690%, dated 8/31/2001, due 9/4/2001	355,000,000
422,000,000		Credit Suisse First Boston Corp., 3.700%, dated 8/31/2001, due 9/4/2001	422,000,000
Principal Amount			Value
		REPURCHASE AGREEMENTS--continued[3]
$38,643,000		Deutsche Bank Alex Brown, Inc., 3.670%, dated 8/31/2001, due 9/4/2001	$38,643,000
465,000,000		Deutsche Bank Alex Brown, Inc., 3.690%, dated 8/31/2001, due 9/4/2001	465,000,000
250,000,000		Dresdner Kleinwort Wassertstein, 3.690%, dated 8/31/2001, due 9/4/2001	250,000,000
400,000,000		J.P. Morgan Securities, Inc., 3.690%, dated 8/31/2001, due 9/4/2001	400,000,000
402,000,000		J.P. Morgan Securities, Inc., 3.700%, dated 8/31/2001, due 9/4/2001	402,000,000
200,000,000		Morgan Stanley and Co., Inc., 3.650%, dated 8/31/2001, due 9/4/2001	200,000,000
125,000,000		Salomon Brothers, Inc., 3.670%, dated 8/31/2001, due 9/4/2001	125,000,000
1,418,208,000		Salomon Brothers, Inc., 3.690%, dated 8/31/2001, due 9/4/2001	1,418,208,000
357,000,000	[4]	Warburg Dillon Reed LLC, 3.510%, dated 8/20/2001, due 9/24/2001	357,000,000
250,000,000	[4]	Warburg Dillon Reed LLC, 3.510%, dated 8/23/2001, due 9/24/2001	250,000,000
200,000,000		Warburg Dillon Reed LLC, 3.690%, dated 8/31/2001, due 9/4/2001	200,000,000

		TOTAL REPURCHASE AGREEMENTS	6,521,851,000

		TOTAL INVESTMENTS (AT AMORTIZED COST)[5]	$11,440,851,970

1 Floating rate note with current rate and next reset date shown.

2 Discount rate at time of purchase.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

5 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($11,411,927,731) at August 31, 2001.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2001 (unaudited)

Assets:
Investments in securities	$4,919,000,970
Investments in repurchase agreements	6,521,851,000

Total investments in securities, at amortized cost and value		$11,440,851,970
Cash		214,411,210
Income receivable		22,455,657
Receivable for shares sold		5,350,457

TOTAL ASSETS		11,683,069,294

Liabilities:
Payable for investments purchased	50,000,000
Payable for shares redeemed	203,187,136
Income distribution payable	11,082,763
Accrued expenses	6,871,664

TOTAL LIABILITIES		271,141,563

Net assets for 11,411,927,731 shares outstanding		$11,411,927,731

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investment Shares:
$9,812,851,582 ÷ 9,812,851,582 shares outstanding		$1.00

Retirement Shares:
$1,599,076,149 ÷ 1,599,076,149 shares outstanding		$1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended August 31, 2001 (unaudited)

Investment Income:
Interest		$256,494,670

Expenses:
Investment adviser fee	$23,326,199
Administrative personnel and services fee	4,272,534
Custodian fees	164,000
Transfer and dividend disbursing agent fees and expenses	6,650,195
Directors'/Trustees' fees	39,718
Auditing fees	6,436
Legal fees	17,022
Portfolio accounting fees	370,892
Shareholder services fee--Investment Shares	13,042,247
Shareholder services fee--Retirement Shares	1,142,792
Share registration costs	332,726
Printing and postage	624,700
Insurance premiums	6,436
Miscellaneous	28,995

TOTAL EXPENSES	50,024,892

Net investment income		$206,469,778

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 8/31/2001	Year Ended 2/28/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$206,469,778	$521,700,608

Distributions to Shareholders:
Distributions from net investment income
Investment Shares	(193,594,739)	(521,700,608)
Retirement Shares	(12,875,039)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(206,469,778)	(521,700,608)

Share Transactions:
Proceeds from sale of shares	24,216,496,109	43,654,323,696
Net asset value of shares issued to shareholders in payment of distributions declared	205,235,844	510,250,084
Cost of shares redeemed	(24,028,840,897)	(41,906,837,317)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	392,891,056	2,257,736,463

Change in net assets	392,891,056	2,257,736,463

Net Assets:
Beginning of period	11,019,036,675	8,761,300,212

End of period	$11,411,927,731	$11,019,036,675

See Notes which are an integral part of the Financial Statements

Financial Highlights--Investment Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2001	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.02	0.05	0.04	0.05	0.05	0.04
Less Distributions:
Distributions from net investment income	(0.02)	(0.05)	(0.04)	(0.05)	(0.05)	(0.04)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	1.87%	5.62%	4.43%	4.63%	4.84%	4.59%

Ratios to Average Net Assets:

Expenses	0.85%[2]	0.91%	0.94%	0.87%	0.89%	0.89%

Net investment income	3.71%[2]	5.47%	4.35%	4.50%	4.72%	4.49%

Supplemental Data:

Net assets, end of period (000 omitted)	$9,812,852	$11,019,037	$8,761,300	$7,671,750	$5,805,434	$4,760,020

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Retirement Shares

(For a Share Outstanding Throughout the Period)

Period Ended (unaudited) 8/31/2001 [1]
Net Asset Value, Beginning of Period	$1.00
Income From Investment Operations:
Net investment income	0.01
Less Distributions:
Distributions from net investment income	(0.01)

Net Asset Value, End of Period	$1.00

Total Return[2]	0.79%

Ratios to Average Net Assets:

Expenses	1.28%[3]

Net investment income	2.82%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$1,599,076

1 Reflects operations for the period from May 21, 2001 (date of initial public investment) to August 31, 2001.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2001 (unaudited)

ORGANIZATION

Edward Jones Money Market Fund (formerly, Edward D. Jones & Co. Daily Passport Cash Trust) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is stability of principal and current income consistent with stability of principal.

On April 5, 2001, the Board of Trustees (the "Trustees") approved the Fund's name change to Edward Jones Money Market Fund. On April 9, 2001, a new class of shares known as Retirement Shares became effective and the existing class of shares was designated as Investment Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investments Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At August 31, 2001, capital paid-in aggregated $11,411,927,731. Transactions in shares were as follows:

	Six Months Ended 8/31/2001	Year Ended 2/28/2001
Investment Shares:
Shares sold	18,328,240,317	43,654,323,696
Shares issued to shareholders in payment of distributions declared	194,094,278	510,250,084
Shares redeemed	(19,728,519,688)	(41,906,837,317)

NET CHANGE RESULTING FROM INVESTMENT SHARE TRANSACTIONS	(1,206,185,093)	2,257,736,463

	Period Ended 8/31/2001 [1]
Retirement Shares:
Shares sold	5,888,255,792
Shares issued to shareholders in payment of distributions declared	11,141,566
Shares redeemed	(4,300,321,209)

NET CHANGE RESULTING FROM RETIREMENT SHARE TRANSACTIONS	1,599,076,149

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	392,891,056

1 For the period from May 21, 2001 (date of initial public investment) to August 31, 2001.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Passport Research Ltd., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on average daily net assets of the Fund as follows: 0.500% on the first $500 million; 0.475% on the second $500 million; 0.450% on the third $500 million; 0.425% on the fourth $500 million; and 0.400% on the more than $2 billion.

Adviser's Background

Passport Research, Ltd. is a Pennsylvania limited partnership organized in 1981. Federated Investment Management Company ("FIMCO"), is the general partner of the Adviser and has a 50.5% interest in the Adviser. FIMCO is owned by Federated Investors, Inc. Edward & Co. L.P. is the limited partner of the Adviser and has a 49.5% interest in the Adviser.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with certain administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate net assets of all funds advised by subsidiaries of Federated Investors, Inc. subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

Edward & Co. L.P. serves as transfer and dividend disbursing agent for the Fund. The fee paid to Edward & Co. L.P. is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

SUSAN R. HILL

Vice President

RICHARD J. THOMAS

Treasurer

LESLIE K. ROSS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Edward Jones & Co.
201 Progress Parkway
Maryland Heights, Missouri 63043
1-800-331-2451

EdwardJones

Cusip 48019P102
Cusip 48019P201

8092605 (10/01)